Exhibit 1.1

PayPay Corporation

[ ] American Depositary Shares

Representing

[ ] Common Shares

Underwriting Agreement

[ ], 2026

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

Mizuho Securities USA LLC

Morgan Stanley & Co. LLC

As representatives (the “Representatives”) of the several Underwriters named in Schedule I hereto

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

c/o J.P. Morgan Securities LLC

270 Park Avenue

New York, New York 10017

c/o Mizuho Securities USA LLC

1271 Avenue of the Americas

New York, New York 10020

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Ladies and Gentlemen:

PayPay Corporation, a joint stock corporation incorporated under the laws of Japan (the “Company”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”) and a deposit agreement (the “Deposit Agreement”), dated as of [ ], 2026, among the Company, The Bank of New York Mellon as the depositary (the “Depositary”) and owners and holders from time to time of the ADSs (as defined below), to issue and deposit with the Depositary (i) [ ] shares of common stock of the Company (the “Common Shares”), upon which the Depositary will issue an aggregate of [ ] American Depositary Shares, representing such Common Shares, and deliver such American Depositary Shares to the underwriters named in Schedule I hereto (the “Underwriters”), and (ii) at the option of the Underwriters, up to an additional [ ] Common Shares, upon which the Depositary will issue up to [ ] additional American Depositary Shares representing such Common Shares and deliver such American Depositary Shares to the Underwriters. SVF II Piranha (DE) LLC, a Delaware limited liability company (the “Selling Shareholder”), also proposes, subject to the terms and conditions stated in this Agreement and the Deposit Agreement, to deposit with the Depositary an aggregate of [ ] Common Shares, upon which the Depositary will issue [ ] American Depositary Shares representing such Common Shares and deliver such American Depositary Shares to the Underwriters. The aggregate of [ ] American Depositary Shares representing [ ] Common Shares to be issued by the Depositary in respect of the Common Shares deposited by the Company and the Selling Shareholder as described above is herein called the “Firm ADSs”, the Common Shares deposited in respect of the Firm ADSs are hereinafter called the “Firm Shares”, the additional [ ] American Depositary Shares to be issued by the Depositary at the Underwriters’ option are herein called the “Optional ADSs” and the Common Shares deposited in respect of the Optional ADSs are herein called the “Optional Shares”. The Firm ADSs and the Optional ADSs are herein together called the “ADSs” and the Firm Shares and the Optional Shares are herein together called the “Shares”.

The offering of ADSs contemplated by this Agreement includes a public offering without listing by the Company of ADSs in Japan (the “Japanese POWL”). The Japanese POWL will be made pursuant to the Japanese Registration Statement and the Japanese Prospectus (as defined below). The Company has prepared and filed with the Director General of the Kanto Local Finance Bureau of the Ministry of Finance of Japan (the “KLFB”) a securities registration statement dated February 13, 2026 with respect to the Japanese POWL and amendments to such securities registration statement pursuant to the Financial Instruments and Exchange Act of Japan (as amended, the “FIEA”), and a further amendment to such securities registration statement dated [ ], 2026 in the form heretofore delivered to you is proposed to be filed by the Company with the KLFB promptly after the execution of this Agreement (such securities registration statement, including exhibits thereto and all such amendments are collectively referred to as the “Japanese Registration Statement”); the Company has prepared a Japanese statutory prospectus, including its amendments, with respect to the Japanese POWL and intends to publish supplemental pricing information promptly after the execution of this Agreement (as amended, the “Japanese Prospectus”); both of the Japanese Registration Statement and the Japanese Prospectus have been or will be prepared in the Japanese language in accordance with the FIEA based on the information included in the Pricing Prospectus and the U.S. Prospectus (as defined below), with such omissions and additions as appropriate for the purpose of the Japanese POWL.

1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

(i) A registration statement on Form F-1 (File No. 333-293410) (the “Initial Registration Statement”), including a prospectus relating to the ADSs, has been filed with the U.S. Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the U.S. Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act has been initiated or, to the Company’s knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares and ADSs that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “U.S. Prospectus” and, together with the Pricing Prospectus and Japanese Prospectus, the “Prospectuses” and each individually, a “Prospectus”; any oral or written communication with potential investors undertaken in reliance on Rule 163B under the Act is hereinafter called a “Testing-the-Waters Communication”; and any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Written Testing-the-Waters Communication”; any “issuer free writing prospectus” as defined in Rule 433(h)(1) under the Act relating to the Shares and ADSs is hereinafter called an “Issuer Free Writing Prospectus”); and any “road show” as defined in Rule 433(h)(4) under the Act, together with any communication that is provided or transmitted simultaneously with such road show in a manner designed to make such communication available as part of such road show, is hereinafter called a “Road Show”);

(ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, no proceeding for that purpose or pursuant to Section 8A of the Act has been initiated or, to the Company’s knowledge, threatened by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in any Preliminary Prospectus in reliance upon and in conformity with (A) information with respect to the Selling Shareholder furnished to the Company by the Selling Shareholder expressly for use therein, it being understood that the only such information furnished by the Selling Shareholder consists of the Selling Shareholder Information (defined below), or (B) information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the Underwriter Information (defined below);

(iii) For the purposes of this Agreement, the “Applicable Time” is [ ]:[ ] [a.m./p.m.] (Eastern time) on the date of this Agreement. The Pricing Prospectus, as supplemented by those Issuer Free Writing Prospectuses and other documents listed in Schedule III(b) hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not and as of each Time of Delivery (as defined in Section 4 hereof) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III(a) hereto, each Written Testing-the-Waters Communication and each Road Show does not conflict with the information contained in the Registration Statement or the Prospectuses and each Issuer Free Writing Prospectus, each Written Testing-the-Waters Communication and each Road Show, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of each Time of Delivery, will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication in reliance upon and in conformity with (A) information with respect to the Selling Shareholder furnished to the Company by the Selling Shareholder expressly for use therein, it being understood that the only such information furnished by the Selling Shareholder consists of the Selling Shareholder Information, or (B) information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the Underwriter Information;

(iv) Except as set forth on Schedule III(b) hereto, (A) The Company has not prepared or used any free writing prospectus, and (B) no documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement;

(v) The Registration Statement conforms, and the U.S. Prospectus and any further amendments or supplements to the Registration Statement and the U.S. Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the U.S. Prospectus and any amendment or supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in the Registration Statement in reliance upon and in conformity with (A) information with respect to the Selling Shareholder furnished to the Company by the Selling Shareholder expressly for use therein, it being understood that the only such information furnished by the Selling Shareholder consists of the Selling Shareholder Information, or (B) information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the Underwriter Information; and the Japanese Registration Statement and the Japanese Prospectus conform and will conform, in all material respects, to the requirements of the FIEA and the rules and regulations thereunder and do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(vi) A registration statement on Form F-6 (File No. [ ]) in respect of the ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to the Representatives has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A has been initiated or, to the Company’s knowledge, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(vii) A registration statement on Form 8-A (File No. [ ]) in respect of the registration of the Shares and ADSs under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), has been filed with the Commission; such registration statement in the form heretofore delivered to the Representatives has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A has been initiated or, to the Company’s knowledge, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “Form 8-A Registration Statement”); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(viii) The registration made under the Japanese Registration Statement will become effective no later than [ ], 2026; and no order preventing or suspending the effectiveness of, or, requiring an amendment to, the Japanese Registration Statement, nor notice of a hearing from which such order may result, has been issued by the KLFB (or other Japanese securities authority);

(ix) Neither the Company nor any of its subsidiaries has, since the date of the latest audited financial statements included in the Pricing Prospectus, (A) sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court, governmental or regulatory action, order or decree, or (B) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries, taken as a whole, or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole, in each case, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been (x) any change in the share capital or long-term debt or any material change in the short-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or (y) any material adverse change or effect, or any development involving a prospective material adverse change or effect, in or affecting the business, properties, general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, or in the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the ADSs, or to consummate the transactions contemplated in the Prospectuses (a “Material Adverse Effect”), in each case, otherwise than as set forth or contemplated in the Pricing Prospectus;

(x) Each of the Company and its principal subsidiaries as disclosed on Exhibit 21.1 to the Registration Statement, which are the only significant subsidiaries of the Company, as that term is defined in Rule 1-02 of Regulation S-X under the Exchange Act (the “Principal Subsidiaries”), has good and valid title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Principal Subsidiaries; and any real property and buildings held under lease by each of the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Principal Subsidiaries;

(xi) Except as disclosed in the Pricing Prospectus, the Company and its Principal Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent that is available in Japan and which the Company reasonably believes is adequate in accordance with customary industry practice in Japan to protect the Company and its Principal Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; neither the Company nor any of its Principal Subsidiaries has reason to believe that it will not be able to renew any such insurance as and when such insurance expires; and there is no material insurance claim made by or against the Company or any of its subsidiaries, pending, outstanding, or to the Company’s knowledge, threatened, and no facts or circumstances exist which would reasonably be expected to give rise to any such claim and all due premiums in respect thereof have been paid;

(xii) The Company has been duly incorporated and is validly existing as a corporation under the laws of Japan, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus or the Japanese Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing (where such concept is relevant) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each Principal Subsidiary of the Company has been duly incorporated or organized and is validly existing and in good standing (where such concept is relevant) under the laws of its jurisdiction of incorporation or organization, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus or the Japanese Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing (where such concept is relevant) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the lack of such power and authority to conduct or transact any business would not, individually or in the aggregate, have a Material Adverse Effect, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

(xiii) Neither the Company nor any of its Principal Subsidiaries has sent or received any written communication regarding termination of, or intent not to renew, any of the contracts or agreements specifically referred to or described in the Pricing Prospectus or the Japanese Prospectus, or specifically referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company, any of its Principal Subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement;

(xiv) Each of the Company and its Principal Subsidiaries has all necessary licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, governmental and regulatory agencies to own, lease, license and use its properties, assets and conduct its business in the manner described in the Pricing Prospectus or the Japanese Prospectus, except where the failure to obtain such licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates or permits would not, individually or in the aggregate, have a Material Adverse Effect, and such licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates or permits contain no material restrictions or conditions not described in the Pricing Prospectus; neither the Company nor any of its Principal Subsidiaries is aware that any regulatory body is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits, and the Company and its Principal Subsidiaries are in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits in all material respects;

(xv) Neither the Company nor any of its Principal Subsidiaries is (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of Japan, and any other jurisdiction where it was incorporated or operates, (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any court, governmental or regulatory agency or body or any stock exchange authorities (“Governmental Agency”) in Japan or any other jurisdiction where it was incorporated or operates, (C) in violation of its constitutive or organizational documents or (D) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clauses (A), (B) and (D), where such breach or default would not, individually or in the aggregate, have a Material Adverse Effect;

(xvi) The Company has an authorized capitalization as set forth in the Pricing Prospectus and the Japanese Prospectus and all of the issued share capital of the Company (including the shares to be sold by the Selling Shareholder) have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description thereof contained in the Pricing Disclosure Package and the Prospectuses; and all of the issued share capital of each Principal Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Shares, ADSs or any other class of share capital of the Company except as described in the Pricing Prospectus; the Shares, when issued and delivered against payment therefor, may be freely deposited by the Company and the Selling Shareholder with the Depositary against issuance of ADRs evidencing ADSs; the ADSs, when issued and delivered against payment therefor, will be freely transferable by the Company and the Selling Shareholder to or for the account of the several Underwriters and the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Shares or the ADSs under the laws of Japan or the United States except as described in the Pricing Prospectus;

(xvii) (A) No person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Shares, ADSs or any other share capital of or other equity interests in the Company or any of its Principal Subsidiaries and (B) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares and the ADSs other than pursuant to this Agreement;

(xviii) The Shares to be issued underlying the ADSs to be sold by the Company and the Selling Shareholder to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Shares contained in the Prospectuses;

(xix) Except as set forth or contemplated in the Registration Statement, the Pricing Prospectus or the U.S. Prospectus, there are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

(xx) The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken;

(xxi) This Agreement has been duly executed and delivered by the Company;

(xxii) The Deposit Agreement has been duly authorized and, when executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and upon issuance by the Depositary of ADRs evidencing ADSs and the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectuses;

(xxiii) Except as described in the Pricing Prospectus, all dividends and other distributions declared and payable on the Shares may under the current laws and regulations of Japan be paid to the Depositary, and all dividends and other distributions payable on the ADSs will not be subject to withholding or other taxes under the laws and regulations of Japan and are otherwise free and clear of any other tax, withholding or deduction in Japan and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any court or Governmental Agency having jurisdiction over the Company or any of its Principal Subsidiaries or any of their respective properties (hereinafter referred to as “Governmental Authorizations”) in Japan;

(xxiv) The issue and sale of the Shares or the ADSs, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs and the execution and delivery of this Agreement and the compliance by the Company with this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company and any of its Principal Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Principal Subsidiaries is a party or by which the Company or any of its Principal Subsidiaries is bound or to which any of the property or assets of the Company or any of its Principal Subsidiaries is subject, (B) result in any violation of the provisions of the constitutive or organizational documents of the Company or any Principal Subsidiary or (C) result in any violation of any statute or any order, rule or regulation of any court or Governmental Agency having jurisdiction over the Company or any of its Principal Subsidiaries or any of their properties or assets, except, in the case of clauses (A) and (C) above, as would not have a Material Adverse Effect;

(xxv) No consent, approval, authorization, order, registration or qualification of or with any court or Governmental Agency is required for the issue and sale of the Shares or the ADSs, for the deposit of the Shares with the Depositary against issuance of ADRs evidencing the ADSs to be delivered or the consummation by the Company of the transactions contemplated by this Agreement and the Deposit Agreement, except (A) the registration under the Act of the Shares and ADSs and listing of the ADSs on the Nasdaq Global Select Market, (B) the filing of the Japanese Registration Statement and the extraordinary report, amendments and supplements thereto with the KLFB pursuant to the FIEA, (C) such Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside Japan and United States in connection with the purchase and distribution of the Shares and ADSs by or for the respective accounts of the several the Underwriters, (D) the filing of a prior notification by a foreign investor with the relevant governmental authorities for the acquisition of Common Shares (including through delivery of underlying shares upon surrender of the ADSs representing the same) and a clearance thereon pursuant to the Foreign Exchange and Foreign Trade Act of Japan (the “FEFTA”), which filing and clearance has been made or obtained with respect to the acquisition of the Firm Shares and the Optional Shares by the depositary, (E) the submission by the Company to the Ministry of Finance of Japan through the Bank of Japan of reports pursuant to the Foreign Exchange and Foreign Trade Act of Japan, and (F) the filing by the Company with the relevant registration offices of the Ministry of Justice of Japan of an application for commercial registration of the Shares and the Optional Shares (but, in the case of the Optional Shares, only to the extent that the relevant option is exercised) pursuant to the Companies Act;

(xxvi) The ADSs have been approved for listing on the Nasdaq Global Select Market, subject to notice of issuance;

(xxvii) No stamp, documentary, registration, value added or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters in Japan or the United States or to any political subdivision or taxing authority thereof or therein in connection with: (A) assuming that the ADRs evidencing the ADSs will be delivered outside Japan, the deposit with the Depositary of the Shares by the Company against the issuance of such ADRs evidencing the ADSs to be sold by the Company, (B) the sale and delivery by the Company or the Selling Shareholder of the ADSs to or for the respective accounts of the several Underwriters, (C) assuming that each of the Underwriters is a non-Japanese corporation having no permanent establishment in Japan for Japanese tax purposes, and further that Article 178, Paragraph (6) of the Order for Enforcement of the Corporation Tax Act of Japan, as amended, does not apply to the sale and delivery by the Underwriters of the ADSs to the initial purchasers thereof, the sale and delivery by the Underwriters of the ADSs to the initial purchasers thereof in the manner contemplated by this Agreement or (D) the execution and delivery outside of Japan of this Agreement or the consummation of any other transaction contemplated under this Agreement;

(xxviii) Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and ADSs;

(xxix) The statements set forth in the Pricing Prospectus and the U.S. Prospectus under the captions “Description of Share Capital” and “Description of American Depositary Shares”, insofar as they purport to constitute a summary of the terms of the Shares and ADSs, respectively, and under the captions “Taxation” and “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair summaries in all material respects;

(xxx) Other than as set forth in the Pricing Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) (A) pending to which the Company or any of its subsidiaries or the Company’s officers and directors is a party or of which any property or assets of the Company or any of its subsidiaries or any officer or director of the Company is the subject which, if determined adversely to the Company or any of its subsidiaries (or such officer or director), would have a Material Adverse Effect; or (B) that are required to be described in the Registration Statement, Pricing Prospectus and U.S. Prospectus and are not so described; and, to the Company’s knowledge, no such Actions are threatened or contemplated by governmental or regulatory authorities or threatened by others;

(xxxi) The Company is not and, after giving effect to the offering and sale of the ADSs (including the Japanese POWL) and the application of the proceeds thereof, will not be, an “investment company”, as such term is defined in the U.S. Investment Company Act of 1940, as amended;

(xxxii) At the time of filing the Initial Registration Statement the Company was not and, as of the date of this Agreement, is not an “ineligible issuer”, as defined under Rule 405 under the Act;

(xxxiii) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in Japan in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in Japan of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in Japan or that any stamp or similar tax in Japan be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder;

(xxxiv) The Registration Statement, the Prospectuses, any Issuer Free Writing Prospectus, Form 8-A Registration Statement and ADS Registration Statement and the filing of the Registration Statement, Pricing Prospectus, U.S. Prospectus, any Issuer Free Writing Prospectus, Form 8-A Registration Statement and ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement, Form 8-A Registration Statement and ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company;

(xxxv) There are no contracts or documents which are required to be described in the Registration Statement and the Pricing Prospectus or the Japanese Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required;

(xxxvi) Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and/or as otherwise disclosed in the Pricing Prospectus: (A) the Company and each of its Principal Subsidiaries own or otherwise possess adequate rights to use or can acquire on reasonable terms all patents, trademarks, service marks, trade names, domain names, copyrights, know-how, software, systems and technology (including trade secrets and other proprietary or confidential information, systems or procedures) and other intellectual property and similar proprietary rights (collectively, “Intellectual Property Rights”) used in or otherwise necessary for the conduct of their respective businesses as currently conducted, (B) the Company and each of its Principal Subsidiaries do not, through the conduct of their respective businesses, infringe, misappropriate, or otherwise violate or conflict with any Intellectual Property Rights of others, (C) in the past three years, the Company and each of its Principal Subsidiaries have not received any written notice of any claim of infringement, misappropriation, or other violation or conflict with, any Intellectual Property Rights of others, and no action, suit or proceeding related to the same is pending or, to the Company’s knowledge, threatened in writing, and (D) to the knowledge of the Company, no third party is infringing, misappropriating, or otherwise violating any Intellectual Property Rights of the Company or any of its Principal Subsidiaries;

(xxxvii) Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and/or as otherwise disclosed in the Pricing Prospectus: (A) the Company and its Principal Subsidiaries own or have a valid right to access and use all information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases used in connection with their business as currently conducted (collectively, “IT Systems”), (B) all IT Systems are adequate for, and operate and perform as required in connection with the operation of the business of the Company and its Principal Subsidiaries as currently conducted, to the Company’s knowledge, free and clear of all corruptants, (C) the Company and its Principal Subsidiaries use commercially reasonable controls, policies, procedures, and safeguards designed to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data ( “Personal Data”)) used, gathered, accessed, stored, maintained or otherwise processed in connection with their businesses, (D) to the Company’s knowledge, in the past three years, there have been (x) no breaches, violations, outages, unauthorized uses of or accesses to, or similar incidents involving the Company’s and its Principal Subsidiaries’ IT Systems or the Personal Data in their possession and control, except for those that have been remedied without cost or liability or the duty to notify any other person, nor (y) any incidents under internal review or investigations relating to the same, (E) the Company and its Principal Subsidiaries are presently in compliance with all applicable laws and statutes, judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, binding industry standards, internal and external policies and contractual obligations, in each case, relating to the privacy and/or security of their IT Systems and/or Personal Data and/or to the protection of their IT Systems and/or Personal Data from unauthorized use, access, misappropriation or modification or other similar incident (collectively, “Data Security Obligations”) and (F) in the past three years, neither the Company nor any of its Principal Subsidiaries has received any written notification of or written complaint regarding, and there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or, to the Company’s knowledge, threatened in writing alleging non-compliance with any Data Security Obligation by the Company or any of its Principal Subsidiaries;

(xxxviii) The Company was not a Passive Foreign Investment Company (“PFIC”) for U.S. federal income tax purposes for its previous taxable years and for the fiscal year ended March 31, 2025 and, based on the Company’s current projected income, assets and activities and after giving effect to the offering and sale of the ADSs (including the Japanese POWL) and the application of the proceeds thereof as described in the Pricing Prospectus, the Company does not expect to be a PFIC in the current taxable year or for the foreseeable future;

(xxxix) The Company has not sold, issued or distributed any Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S promulgated under the Act;

(xl) The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act;

(xli) There are (and prior to the closing date of the offering of the Shares and ADSs hereunder will be) no debt securities, convertible securities or preferred stock issued or guaranteed by the Company or any of its Principal Subsidiaries that are rated by a “nationally recognized statistical rating organization”, as such term is defined in Section 3(a)(62) under the Exchange Act;

(xlii) No material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company or any of its subsidiaries and any director or executive officer of the Company or any of its subsidiaries or any person connected with such director or executive officer (including his/her spouse, infant children, any company or undertaking in which he/she holds a controlling interest); and there are no material relationships or transactions between the Company or any of its subsidiaries on the one hand and its affiliates, officers and directors or their shareholders, customers or suppliers on the other hand except as disclosed in the Pricing Prospectus;

(xliii) Deloitte Touche Tohmatsu LLC, who have certified certain financial statements of the Company and its subsidiaries, are independent registered public accountants as required by the Act and the rules and regulations of the Commission thereunder and by the requirements of FIEA and the cabinet orders and ministerial ordinances and other rules and regulations thereunder (including the FIEA, the “Japanese Rules and Regulations”), are independent in accordance with the requirements of the U.S. Public Company Accounting Oversight Board;

(xliv) Except as described in the Pricing Prospectus, the Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that (i) complies with the requirements of the Exchange Act, (ii) has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board and (iii) is sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions are taken with respect to any differences. The Company’s auditors and the audit and supervisory committee of the Company have been advised of: (x) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Since the date of the latest audited financial statements included in the Pricing Prospectus there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the Company and its officers and directors, in their capacities as such, are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated thereunder (it being understood that nothing in this Agreement shall require the Company to comply with any provision of the Sarbanes-Oxley Act as of an earlier date than it would otherwise be required to so comply under applicable law). The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed by, or are under the supervision of, the Company’s principal executive officer and principal financial officer to ensure that material information relating to the Company and its subsidiaries is made known to such officers by others within those entities; and such disclosure controls and procedures are effective;

(xlv) Except as described in the Pricing Prospectus, neither the Company nor any of its Principal Subsidiaries has any material obligation to provide retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or any of its Principal Subsidiaries, or to any other person;

(xlvi) No labor disturbance, dispute, work stoppage, slow down or other conflict with the employees of the Company or any of its Principal Subsidiaries exists or, to the Company’s knowledge, is imminent or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its subsidiaries’ principal suppliers, contractors or customers, except in each case for such dispute, stoppage, slow down or other conflicts as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Principal Subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.

(xlvii) Since the date of the latest audited financial statements included in the Pricing Prospectus, neither the Company nor any of its Principal Subsidiaries has: (A) entered into or assumed any contract, (B) incurred or agreed to incur any liability (including any contingent liability) or other obligation, (C) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or (D) assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities), that would, in any of clauses (A) through (D) above, be material to the Company and its Principal Subsidiaries and that are not otherwise described in the Pricing Prospectus;

(xlviii) No holder of any of the Shares or the ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Shares or ADSs; and except as set forth in the Pricing Prospectus, there are no limitations on the rights of holders of the Shares or the ADSs to hold, vote or transfer their securities;

(xlix) The financial statements included in the Registration Statement and the Prospectuses, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the profit or loss, comprehensive income, changes in equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with IFRS applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in all material respects in accordance with IFRS the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement and the Prospectuses present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement or the Prospectuses under the Act or the rules and regulations promulgated thereunder and the applicable requirements, if any, of the Japanese Rules and Regulations. All disclosures contained in the Registration Statement and the Prospectuses regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable, and the applicable requirements, if any, of the Japanese Rules and Regulations;

(l) Under the laws of Japan, each holder of ADRs evidencing ADSs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADRs in a direct suit, action or proceeding against the Company. Any holder of the Shares and each Underwriter are each entitled to sue as plaintiff in the court of the jurisdiction of formation and domicile of the Company for the enforcement of their respective rights under this Agreement and the Shares and such access to such courts will not be subject to any conditions which are not applicable to residents of such jurisdiction or a company incorporated in such jurisdiction except that plaintiffs not residing in Japan may be required to guarantee payment of a possible order for payment of costs or damages at the request of the defendant;

(li) All amounts payable by the Company to Underwriters in respect of the ADRs evidencing the ADSs or the underlying Shares may be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by Japan or any authority thereof or therein (except such income taxes as may otherwise be imposed by Japan on payments hereunder to an Underwriter whose net income is subject to tax by Japan or withholding, if any, with respect to any such net-based income tax) nor are any taxes imposed in Japan on, or by virtue of the execution or delivery of, such documents assuming that such documents are executed and delivered outside Japan;

(lii) All returns, reports or filings which ought to have been made by or in respect of the Company and its subsidiaries for taxation purposes as required by the law of the jurisdictions in which the Company and its subsidiaries are incorporated, managed or engage in business have been made and all such returns are correct and on a proper basis in all material respects and are not the subject of any dispute with the relevant revenue or other appropriate authorities except as may be being contested in good faith and by appropriate proceedings and as to which adequate reserves have been established by the Company in accordance with IFRS; the provisions included in the audited consolidated financial statements as set out in the Pricing Prospectus and the Japanese Prospectus include appropriate provisions required under IFRS for all taxation in respect of accounting periods ended on or before the accounting reference date to which such audited accounts relate for which the Company was then or might reasonably be expected thereafter to become or have become liable; and neither the Company nor any of its subsidiaries has received notice of any tax deficiency with respect to the Company or any of its subsidiaries;

(liii) No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included in any of the Registration Statement or the Prospectuses has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(liv) Nothing has to come to the attention of the Company that has caused the Company to believe that any statistical and market-related data included in the Registration Statement or the Prospectuses is not based on or derived from sources that are reliable and accurate in all material respects;

(lv) The application of the net proceeds from the offering of ADSs (including the Japanese POWL), as described in the Pricing Prospectus, will not (A) contravene any provision of any current and applicable laws or the current constituent documents of the Company or any of its Principal Subsidiaries, (B) contravene the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon the Company or any of its Principal Subsidiaries or (C) contravene or violate the terms or provisions of any Governmental Authorization applicable to any of the Company or any of its Principal Subsidiaries;

(lvi) No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company;

(lvii) There are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the issuance and sale of the Shares and ADSs;

(lviii) The choice of laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of Japan and will be honored by the courts of Japan, subject to the restrictions described under the caption “Enforcement of Civil Liabilities” in the Registration Statement, the Pricing Disclosure Package and the U.S. Prospectus. The Company has the power to submit, and pursuant to Section 15 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York state and United States federal court sitting in the City of New York and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in such court.

(lix) The indemnification and contribution provisions set forth in Section 9 hereof do not contravene Japanese law or public policy;

(lx)  Neither the Company nor any of its subsidiaries or their properties or assets has immunity under Japanese, U.S. federal or New York state law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Japanese, U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection herewith; and, to the extent that the Company or any of its subsidiaries or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated by the Transaction Documents, may at any time be commenced, the Company has, pursuant to Section 22 of this Agreement, waived, and it will waive, or will cause its subsidiaries to waive, such right to the extent permitted by law;

(lxi) Neither the Company nor any of its subsidiaries, nor any director, officer or employee of the Company or any of its subsidiaries nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries has directly or indirectly (A) made, offered, promised or authorized any unlawful contribution, gift, entertainment or other unlawful benefit or expense to any government official, including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office (or taken any act in furtherance thereof); (B) made, offered, promised or authorized any direct or indirect unlawful payment; or (C) violated or is in violation of any applicable provision of the Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations thereunder, the Bribery Act 2010 of the United Kingdom, Article 18 of the Unfair Competition Prevention Act (Act No. 47 of 1993, as amended) of Japan, and the rules and regulations promulgated thereunder, or any other applicable anti-corruption, anti-bribery or related law, statute or regulation (collectively, “Anti-Corruption Laws”); the Company, its subsidiaries and affiliates have conducted their businesses in compliance with Anti-Corruption Laws and have instituted and maintained and enforced and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with such laws and with the representations and warranties contained herein; neither the Company nor any of its subsidiaries or affiliates will use, directly or indirectly, the proceeds of the offering of the Shares and ADSs hereunder in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of Anti-Corruption Laws and no investigation, inquiry, action, suit, or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Corruption Laws is pending or, to the Company’s knowledge, threatened;

(lxii) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, the Act on Prevention of Transfer of Criminal Proceeds of Japan (Act No. 22 of 2007, as amended) and any other anti-money laundering laws of the various jurisdictions in which the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulation or guidelines issued, administered or enforced by any governmental or regulatory agency, including the Money Laundering Control Act of 1986, and the Anti-Money Laundering Act of 2020 (collectively, the “Anti-Money Laundering Laws”) and no investigation, inquiry, action, suit, or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the Company’s knowledge, threatened, and neither the Company nor any of its subsidiaries or affiliates will use, directly or indirectly, the proceeds of the offering of the Shares and ADSs hereunder in any manner that would violate the Anti-Money Laundering Laws;

(lxiii) Neither the Company nor any of its subsidiaries, nor any director, officer or employee of the Company or any of its subsidiaries nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries is, or is owned or controlled by one or more persons or entities that are (A) currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”, the European Union, His Majesty’s Treasury, the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”), (B) located, organized, or resident in a country, region, or territory that is the subject or target of Sanctions, including, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, Crimea, Cuba, Iran, and North Korea (a “Sanctioned Jurisdiction”), and the Company will not directly or indirectly use the proceeds of the offering of the Shares and ADSs hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (x) to fund or facilitate any activities of or business with any person, or in any country, region or territory, that, at the time of such funding or facilitation, is the subject or the target of Sanctions or (y) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; since April 24, 2019, the Company and its subsidiaries have not engaged in, are not now engaged in, and will not engage in, any dealings or transactions with or involving any individual or entity that was or is, as applicable, at the time of such dealing or transaction, the subject or target of Sanctions or with any Sanctioned Jurisdiction; the Company and its subsidiaries have instituted, and maintain, policies and procedures designed to promote and achieve continued compliance with Sanctions; and no investigation, inquiry, action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to Sanctions is pending or, to the Company’s knowledge, threatened;

(lxiv) None of the Company or any of its subsidiaries is or intends to be involved in supporting or operating any “anti-social forces,” as defined under the regulations of the Japan Securities Dealers Association (“Anti-social Forces”), such as, but not limited to, organized crime groups (bouryokudan), through financing or otherwise; none of the Company or any of its subsidiaries provides or intends to provide any form of funds to Anti-social Forces; none of the Company or any of its subsidiaries has appointed or intends to appoint a person belonging to the Anti-social Forces as an officer, or has employed or intends to employ such person as an employee; further, the Company is not aware of any facts or circumstances by which the management of the Company or any of its subsidiaries has been materially influenced by Anti-social Forces, either directly or indirectly;

(lxv) The Company and its Principal Subsidiaries and their respective properties, assets and operations are, to the Company’s knowledge, in compliance with, and the Company and each of its Principal Subsidiaries hold, to the Company’s knowledge, all permits, authorizations and approvals required under Environmental Laws (as defined below); there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Principal Subsidiary under, or to interfere with or prevent compliance by the Company or any Principal Subsidiary with, Environmental Laws; neither the Company nor any of its Principal Subsidiaries (A) is the subject of any investigation, (B) has received any notice or claim, (C) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (D) is bound by any judgment, decree or order or (E) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any national, provincial, municipal or other local or foreign law, statute, ordinance, rule, regulation, order, notice, directive, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

(lxvi) There are no affiliations or associations between any member of the Financial Industry Regulatory Authority (“FINRA”) and the Company; there are no affiliations or associations between (A) any member of the FINRA and (B) any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission; and

(lxvii) There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement or the Prospectuses which have not been described as required.

In addition, any certificate signed by any officer of the Company or any of its Principal Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares and ADSs shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each of the Underwriters.

(b) The Selling Shareholder represents and warrants to, and agrees with, each of the Underwriters and the Company that:

(i) The Selling Shareholder has been duly organized and is validly existing as a limited liability company, in good standing in its jurisdiction of formation;

(ii) The Selling Shareholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares and ADSs to be sold by the Selling Shareholder hereunder;

(iii) No consent, approval, authorization, order, registration or qualification of or with any court or Governmental Agency is required for the sale of the Shares or the ADSs by the Selling Shareholder, for the deposit of the Shares with the Depositary against issuance of ADRs evidencing the ADSs to be delivered by the Selling Shareholder or the consummation by the Selling Shareholder of the transactions contemplated by this Agreement and the Deposit Agreement, except (A) the registration under the Act of the Shares and ADSs and listing of the ADSs on the Nasdaq Global Select Market, (B) the filing of the Japanese Registration Statement and the extraordinary report, amendments and supplements thereto with the KLFB pursuant to the FIEA, (C) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to the Representatives, (D) such Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside Japan and the United States in connection with the purchase and distribution of the Shares and ADSs by or for the respective accounts of the several the Underwriters, and (E) the filing of a prior notification by a foreign investor with the relevant governmental authorities for the acquisition of Common Shares (including through delivery of underlying Common Shares upon surrender of the ADSs representing the same) and a clearance thereon pursuant to the FEFTA, which filing and clearance has been made or obtained with respect to the acquisition of the Firm Shares and the Optional Shares by the Depositary;

(iv) The sale of the Shares and ADSs to be sold by the Selling Shareholder hereunder, the deposit of the Shares by the Selling Shareholder with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered by the Selling Shareholder at the First Time of Delivery and the compliance by the Selling Shareholder with all of the provisions of this Agreement, the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound, or to which any of the property or assets of the Selling Shareholder is subject, (B) result in any violation of the provisions of the constituent or organizational documents of the Selling Shareholder or (C) result in any violation of any statute or any order, rule or regulation of any court or Governmental Agency having jurisdiction over the Selling Shareholder or the property of the Selling Shareholder, except, in the case of clauses (A) and (C) above, as would not reasonably be expected to have a material adverse effect on the ability of the Selling Shareholder to consummate the transactions contemplated by this Agreement;

(v) The Selling Shareholder has, and immediately prior to the First Time of Delivery the Selling Shareholder will have, good and valid title to the Shares to be represented by the ADSs to be sold by the Selling Shareholder hereunder at the First Time of Delivery, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of the ADSs representing such Shares and payment therefor pursuant hereto, good and valid title to such ADSs, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

(vi) Neither the Selling Shareholder nor any of its affiliates, nor any person acting on its or their behalf has taken, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs, it being understood that the Selling Shareholder makes no representation with respect to actions taken by the Company, the Depositary or the Underwriters;

(vii) The Selling Shareholder is not prompted by any material information concerning the Company or any of its subsidiaries that is not disclosed in the Pricing Prospectus to sell its Shares pursuant to this Agreement;

(viii) The Registration Statement did not, as of its effective time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Pricing Disclosure Package as of the Applicable Time did not, and as of the First Time of Delivery will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the U.S. Prospectus, as of the applicable filing date as to the U.S. Prospectus and any amendment or supplement thereto and as of the First Time of Delivery, will not, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of the First Time of Delivery will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty with respect to the Selling Shareholder shall only apply to any untrue statement of a material fact or omission to state a material fact made in reliance upon and in conformity with any information relating to the Selling Shareholder furnished to the Company in writing by the Selling Shareholder expressly for use in the Registration Statement, the Pricing Disclosure Package, the U.S. Prospectus or any Issuer Free Writing Prospectus, as applicable, it being understood and agreed that the only such information furnished by the Selling Shareholder consists of (A) the legal name and address of the Selling Shareholder and the other information about the Selling Shareholder set forth in the footnote relating to the Selling Shareholder under the caption “Principal and Selling Shareholders” and (B) the number of Common Shares and ADSs beneficially owned by the Selling Shareholder before and after the offering (excluding percentages) that appears in the table (and corresponding footnotes) under the caption “Principal and Selling Shareholders” (collectively, the “Selling Shareholder Information”);

(ix) No stamp, documentary, registration, value added or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters in Japan or to any political subdivision or taxing authority thereof or therein in connection with (A) assuming that the ADRs evidencing the ADSs will be delivered outside Japan, the deposit with the Depositary of the Shares by the Selling Shareholder against the issuance of such ADRs evidencing the ADSs to be sold by the Selling Shareholder, (B) the sale and delivery by the Selling Shareholder of the ADSs to be sold by the Selling Shareholder to or for the respective accounts of the Underwriters, (C) assuming that the Underwriters are not residents of and do not have any permanent establishment in Japan for Japanese tax purposes, and further that Article 178, Paragraph (6) of the Order for Enforcement of the Corporation Tax Act of Japan, as amended, is not applied to the sale and delivery by the Underwriters of the ADSs to the initial purchasers thereof, the sale and delivery by the Underwriters of the ADSs to the initial purchasers thereof in the manner contemplated by this Agreement or (D) assuming that the Underwriters are not residents of and do not have any permanent establishment in Japan for Japanese tax purposes, the execution and delivery of this Agreement or the consummation of any other transaction contemplated under this Agreement;

(x) All amounts payable to the Underwriters by the Selling Shareholder under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by Japan or any authority thereof or therein, nor are any taxes imposed in Japan on, or by virtue of the execution of this Agreement or the sale and delivery of the ADSs assuming that such documents are executed and delivered outside Japan;

(xi) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder; and to ensure the legality, validity, enforceability or admissibility into evidence in Japan of this Agreement, it is not necessary that this Agreement be filed or recorded with any court or other authority in Japan or that any stamp or similar tax in Japan be paid on or in respect of this Agreement or any other documents to be furnished hereunder;

(xii) The obligations of the Selling Shareholder hereunder shall not be terminated by operation of law, whether by dissolution or by the occurrence of any other event; if the Selling Shareholder should be dissolved, or if any other such event should occur, before the delivery of the Shares and ADSs hereunder, certificates representing the Shares and ADSs shall be delivered by or on behalf of the Selling Shareholder in accordance with the terms and conditions of this Agreement; and

(xiii) None of the Selling Shareholder or any of its subsidiaries is or intends to be involved in supporting or operating any Anti-social forces, such as, but not limited to, organized crime groups (bouryokudan), through financing or otherwise; none of the Selling Shareholder or any of its subsidiaries provides or intends to provide any form of funds to Anti-social Forces; none of the Selling Shareholder or any of its subsidiaries has appointed or intends to appoint a person belonging or related to the Anti-social Forces as an officer, or has employed or intends to employ such person as an employee; further, the Selling Shareholder is not aware of any facts or circumstances by which the management of the Selling Shareholder or any of its subsidiaries has been materially influenced by Anti-social Forces, either directly or indirectly;

In addition, any certificate signed by the Selling Shareholder (or, with respect to the Selling Shareholder that is not an individual, any officer of the Selling Shareholder or of any of the Selling Shareholder’s subsidiaries) or by any representative of the Selling Shareholder and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares and ADSs shall be deemed to be a representation and warranty by the Selling Shareholder, as to matters covered thereby, to each of the Underwriters.

2. Subject to the terms and conditions herein set forth, (a) each of the Company and the Selling Shareholder agrees, severally and not jointly, and, with respect to the Selling Shareholder only, subject to the issuance of the Common Shares to be deposited prior to the First Time of Delivery by the Company with the Depositary, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Shareholder, at a purchase price per ADS of US$[ ], the number of Firm ADSs (to be adjusted by the Underwriters so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm ADSs to be sold by the Company and the Selling Shareholder as set forth opposite their respective names in Schedule II attached hereto by a fraction, the numerator of which is the aggregate number of Firm ADSs to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I attached hereto and the denominator of which is the aggregate number of Firm ADSs to be purchased by all of the Underwriters from the Company and the Selling Shareholder hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per ADS set forth in clause (a) of this Section 2 (provided that the purchase price per Optional ADS shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm ADSs but not payable on the Optional ADSs), that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I attached hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

The Company, as and to the extent indicated in Schedule II attached hereto, hereby grants to the Underwriters the right to purchase at their election up to [ ] Optional ADSs, at the purchase price per share set forth in the paragraph above, provided that the purchase price per Optional ADS shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm ADSs but not payable on the Optional ADSs, for the sole purpose of covering sales of shares in excess of the number of Firm ADSs. Any such election to purchase Optional ADSs shall be made in proportion to the maximum number of Optional ADSs to be sold by the Company as set forth in Schedule II attached hereto initially with respect to the Optional ADSs to be sold by the Company. Any such election to purchase Optional ADSs may be exercised only by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives, the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3. Upon the authorization by the Representatives of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectuses.

4. (a) The ADSs to be purchased by each Underwriter hereunder, in definitive or book-entry form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company and the Selling Shareholder, shall be delivered by or on behalf of the Company and the Selling Shareholder to the Representatives, through the facilities of The Depository Trust Company (“DTC”), for the account of such Underwriter, against payment (with respect to payment to the Company, as payment for the issue price of new Common Shares issued by the Company represented by the ADSs in the context of the Company Act of Japan) by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company and the Selling Shareholder to the Representatives at least forty-eight hours in advance. The Company and, if applicable, the Selling Shareholder will cause the certificates, if any, representing the Shares and ADSs to be made available for checking and packaging at least twenty-four hours prior to the applicable Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery shall be, with respect to the Firm ADSs, [ ]:[ ] [a.m./p.m.], New York City time, on [ ], 2026 (with payment with respect to the Firm ADSs to sold by the Company to be made on or around [ ]:[ ] [a.m./p.m.], New York City time, on [ ], 2026 and, with respect to the Firm ADSs to be sold by the Selling Shareholder, [ ]:[ ] [a.m./p.m.], New York City time, on [ ], 2026) or such other time and date as the Representatives, the Company and the Selling Shareholder may agree upon in writing as to the respective Firm ADSs to be sold by them, and, with respect to the Optional ADSs, [ ]:[ ] [a.m./p.m.], New York City time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional ADSs (with payment with respect to the Optional ADSs to be made on or around [ ]:[ ] [a.m./p.m.], New York City time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional ADSs, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm ADSs is herein called the “First Time of Delivery”, such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.

(b) The documents to be delivered at the applicable Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the ADSs and any additional documents requested by the Underwriters pursuant to Section 8 hereof, will be delivered at the offices of Davis Polk & Wardwell LLP, Izumi Garden Tower, 33F, 6-1 Roppongi 1-chome, Minato-ku, Tokyo, 106-6033, Japan (the “Closing Location”), and the ADSs will be delivered at the Designated Office, all at the applicable Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., Japan time, on the New York Business Day next preceding the applicable Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5. (a) The Company agrees with each of the Underwriters:

(i) To prepare the U.S. Prospectus in a form approved by the Representatives and to file such U.S. Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to file the Japanese Registration Statement with the KLFB in accordance with the Japanese Rules and Regulations; to make no further amendment or any supplement to the Registration Statement, the U.S. Prospectus, the Japanese Registration Statement or the Japanese Prospectus prior to the last Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the U.S. Prospectus, the Japanese Registration Statement or the Japanese Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or of any order preventing or suspending the use of any Issuer Free Writing Prospectus, Preliminary Prospectus or other prospectus in respect of the Shares and ADSs, of the suspension of the qualification of the Shares and ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or pursuant to Section 8A of the Act, or of any request by the Commission for the amending or supplementing of the Registration Statement or the U.S. Prospectus or for additional information; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the KLFB of any order suspending the effectiveness of the Japanese Registration Statement or any part thereof or of any order preventing or suspending the use of the Japanese Prospectus, of the initiation or threatening of any proceeding for any such purpose, or of any request by the KLFB for the amending or supplementing of the Japanese Registration Statement or the Japanese Prospectus or for additional information; and, in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, the Japanese Registration Statement or any part thereof or of any order preventing or suspending the use of any Issuer Free Writing Prospectus, Preliminary Prospectus, Japanese Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(ii) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares and ADSs for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares and ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation (where not otherwise required) or to file a general consent to service of process in any jurisdiction (where not otherwise required);

(iii) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement (or such other time as may be agreed to by the Company and the Representatives) and from time to time, to furnish the Underwriters with written and electronic copies of the U.S. Prospectus and Japanese Prospectus in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the U.S. Prospectus in connection with the offering or sale of the Shares and ADSs and if at such time any event shall have occurred as a result of which the U.S. Prospectus or Japanese Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such U.S. Prospectus or Japanese Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the U.S. Prospectus in order to comply with the Act or the Japanese Prospectus in order to comply with the Japanese Rules and Regulations, to notify the Representatives and, before amending or supplementing the Registration Statement, the Pricing Disclosure Package, the U.S. Prospectus or the Japanese Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement and not file any such proposed amendment or supplement to which the Representatives reasonably object, and upon the Representatives’ request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended U.S. Prospectus or Japanese Prospectus or a supplement thereto which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares and ADSs at any time nine months or more after the time of issue of the U.S. Prospectus, upon the Representatives’ request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representatives may request of an amended or supplemented U.S. Prospectus complying with Section 10(a)(3) of the Act;

(iv) To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); provided, however, that the Company may satisfy the requirements of this Section 5(a)(iv) by filing such information through the Commission’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”);

(v) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the U.S. Prospectus (the “Lock-Up Period”), not to, and not publicly disclose an intention to, and not to cause any direct or indirect affiliate to, (1) offer, sell, contract to sell, pledge, grant any option or contract to purchase, purchase any option or contract to sell, make any short sale, loan, hedge or otherwise transfer or dispose of, directly or indirectly, or file with or confidentially submit to the Commission a registration statement under the Act relating to any ADSs or Common Shares or any securities of the Company that are substantially similar to the ADSs or Common Shares, or any options or warrants to purchase any ADSs or Common Shares or any securities of the Company that are substantially similar to the ADSs or Common Shares, or any securities convertible into, exchangeable for or that represent the right to receive ADSs or Common Shares or any securities of the Company that are substantially similar to the ADSs or Common Shares (collectively, “Lock-up Securities”), or (2) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-up Securities, whether any such transaction or arrangement mentioned in clause (1) or (2) above is to be settled by delivery of the ADSs or Common Shares or such other securities, in cash or otherwise, whether now owned or hereinafter acquired, owned directly by such person (including holding as a custodian) or with respect to which such person has beneficial ownership within the rules and regulations of the Commission, without the prior written consent of all of the Representatives. The restrictions contained in the preceding sentence shall not apply to (i) the ADSs and Shares to be sold hereunder, (ii) the issuance of up to 10% of the Common Shares, or securities convertible into, exercisable for, or which are otherwise exchangeable for, Common Shares, outstanding immediately following the Time of Delivery, in acquisition or other similar strategic transactions, provided that such recipients enter into an agreement (each, a “Lock-Up Agreement”), in the form attached as Annex I hereto, with the Underwriters covering the remainder of the Lock-Up Period, (iii) the issuance by the Company of Lock-up Securities upon exercise of outstanding employee stock options existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement and as described in the Pricing Prospectus, (iv) the approval and/or establishment of share incentive plans or any grant of awards under any such plan, provided that any such awards will not vest during the Lock-Up Period, (v) the filing of any registration statement on Form S-8 relating to Lock-up Securities granted or to be granted pursuant to any plan described in the Prospectuses or any assumed benefit plan pursuant to an acquisition or similar strategic transaction, or (vi) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Lock-up Securities, provided that (A) such plan does not provide for the transfer of Lock-up Securities, or securities convertible into, exercisable for or which are otherwise exchangeable for, Lock-up Securities, during the Lock-up Period and (B) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Lock-up Securities may be made under such plan during the Lock-up Period;

(vi) To furnish to its shareholders within such period required by the Exchange Act after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; provided, however, that the Company may satisfy the requirements of this Section 5(a)(vi) by filing such information through the Commission’s EDGAR;

(vii) During a period of two years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to the Representatives (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such, financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); provided, however, that the Company may satisfy the requirements of this Section 5(a)(vii) by filing such information through the Commission’s EDGAR;

(viii) To use the net proceeds received by it from the sale of the Shares and ADSs pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”;

(ix) Prior to each Time of Delivery to deposit Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Time of Delivery;

(x) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares and ADSs;

(xi) To use its best efforts to include the ADSs for listing on the Nasdaq Global Select Market;

(xii) To file with the Commission such information on Form 20-F as may be required by Rule 463 under the Act;

(xiii) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 3a(c) of the Commission’s Informal and Other Procedures (16 CFR 202.3a);

(xiv) Upon reasonable request of any Underwriter in writing, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares and ADSs (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

(xv) To indemnify and hold each of the Underwriters harmless against any issuance, documentary, registration, stamp, value added, transfer or similar taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by the Company (including, for the avoidance of doubt, the Japanese POWL) and the execution and delivery of this Agreement and the Deposit Agreement. All indemnity payments to be made by the Company hereunder in respect of this Section 5(a)(xv) shall be made without withholding or deduction for or on account of any present or future Japanese taxes, duties or governmental shares whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, except for any net income, capital gains or franchise taxes imposed on the Underwriters by Japan or the United States or any political subdivision of taxing authority thereof or therein as a result of any present or former connection (other than any connection resulting from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such withholding or deductions, the Company shall pay such additional amounts as may be necessary in order to ensure that the net amounts received after such withholding or deductions shall equal the amounts that would have been received if no withholding or deduction has been made. If applicable, and upon reasonable request, the Company shall provide to the Representatives evidence of such payment of taxes, duties or charges made to the relevant governmental authority within thirty (30) days thereof and shall also provide to the Representatives the original or a certified copy of any official tax receipt or other documentation issued by the appropriate governmental authorities with respect to such payment;

(xvi) To comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

(xvii) Not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares or ADSs by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares or the ADSs, in each case other than the Prospectuses;

(xviii) To promptly notify the Representatives if the Company ceases to be a Foreign Private Issuer at any time prior to the later of (A) completion of the distribution of the Shares within the meaning of the Act and (B) the completion of the Lock-Up Period;

(xix) If at any time prior to the completion of the sale of the ADSs by the Underwriters, the Company becomes aware of a relationship between (i) the Company or any of its subsidiaries and (ii) any Anti-social Forces, to immediately inform the Underwriters of such fact and any details thereof, and if the Company becomes aware of any fact that would render the representations and warranties made in Section 1(a)(lxiii) hereof untrue or incorrect, to also immediately notify the Underwriters.

(b) The Selling Shareholder agrees with each of the Underwriters:

(i) During the Lock-Up Period, the Selling Shareholder will not, and will not publicly disclose an intention to, and will not cause any direct or indirect affiliate to, (1) offer, sell, contract to sell, pledge, grant any option or contract to purchase, purchase any option or contract to sell, make any short sale, loan, hedge or otherwise transfer or dispose of, directly or indirectly, any Lock-up Securities, or (2) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-up Securities, whether any such transaction or arrangement mentioned in clause (1) or (2) above is to be settled by delivery of the ADSs or Common Shares or such other securities, in cash or otherwise, whether now owned or hereinafter acquired, owned directly by such person (including holding as a custodian) or with respect to which such person has beneficial ownership within the rules and regulations of the Commission, or make any demand for, or exercise any right with respect to, the registration of any such securities, without the prior written consent of all of the Representatives. The restrictions contained in the preceding sentence shall not apply to: (A) the Shares and ADSs to be sold hereunder; (B) any disposition or transfer with respect to the Lock-up Securities as one or more bona fide gifts or charitable contributions, provided that (i) such transfer shall not involve a disposition for value, (ii) the donee or donees thereof agree to be bound in writing by the restrictions set forth in this Section 5(b)(i) for the remainder of the Lock-Up Period and (iii) no filing by any party (donor, donee, devisee, transferor, transferee, distributer or distributee) under the Exchange Act, or other public announcement shall be required or shall be made voluntarily in connection with such distribution (other than a filing on Form 5 made after the expiration of the Lock-Up Period and and other than any required filing under Section 16(a) of the Exchange Act, or other required public filing, report or announcement reporting a reduction in beneficial ownership of Lock-Up Securities, which filing, report or announcement shall indicate in the footnotes thereto the nature and conditions of such transfer); (C) any disposition or transfer with respect to the Lock-up Securities to any trust for the direct or indirect benefit of such Selling Shareholder or the immediate family of such Selling Shareholder (for purposes of this Section 5(b)(i), “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); provided that (i) such transfer shall not involve a disposition for value, (ii) the trustee and, if applicable, the trust beneficiaries agree in writing to be bound by the restrictions set forth in this Section 5(b)(i) for the remainder of the Lock-Up Period and (iii) no filing by any party (including transferor, transferee, trustee or beneficiary) under the Exchange Act, or other public announcement shall be required or shall be made voluntarily in connection with such transfer (other than a filing on Form 5 made after the expiration of the Lock-Up Period and other than any required filing under Section 16(a) of the Exchange Act, or other required public filing, report or announcement reporting a reduction in beneficial ownership of Lock-Up Securities, which filing, report or announcement shall indicate in the footnotes thereto the nature and conditions of such transfer); (D) any deposit of Shares with the Depositary in exchange for the issuance of ADSs representing such deposited Shares; provided that any such ADSs shall remain subject to the restrictions set forth in this Section 5(b)(i) for the remainder of the Lock-Up Period; (E) any disposition or transfer with respect to the Lock-up Securities pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the ADSs or Shares involving a prospective change of control of the Company (for purposes of this Section 5(b)(i), “change of control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of the ADSs or Shares if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity)); provided, however, that in the event that such tender offer, merger, consolidation or other such transaction is not completed, such Lock-up Securities held by the Selling Shareholder shall remain subject to the restrictions on transfer set forth in this Section 5(b)(i) for the remainder of the Lock-Up Period; (F) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (B) through (E) above; provided that such nominee or custodian agrees in writing to be bound by the restrictions set forth in this Section 5(b)(i) for the remainder of the Lock-Up Period; (G) as part of or in connection with any open market transactions relating to the Lock-up Securities acquired by the Selling Shareholder from time to time after completion of the Offering; and (H) any pledge, charge, lien, mortgage, hypothecation or other granting of a security interest in respect of the Lock-up Securities (including any sale, transfer, appropriation or other disposition with respect to the Lock-up Securities in connection with any such pledge, charge, lien, mortgage, hypothecation or other granting of a security interest) to or for the benefit of one or more banks, financial or other lending institutions or other finance counterparties (as well as any security agent, securities intermediary and/or custodian) (collectively, the “Pledgees”) as collateral or security for or in connection with any margin loan or other loans, advances or extensions of credit or other financing transaction entered into by the Selling Shareholder or any of its direct or indirect affiliates, and any sales, transfers, appropriations or other dispositions of such Lock-up Securities to the applicable Pledgee(s) or other third parties upon or following foreclosure upon or enforcement of such Lock-up Securities in accordance with the terms of the documentation governing any margin loan or other loan, advance, or extension of credit or other financing transaction (including, without limitation, pursuant to any agreement or arrangement existing as of the date hereof); provided that, with respect to any pledge, charge, lien, mortgage, hypothecation or other granting of a security interest set forth above after the execution of this Agreement, the applicable Pledgee(s) shall be informed of the existence and contents of this Section 5(b)(i) before entering into any margin loan or other loans, advances or extensions of credit or other financing transaction. Notwithstanding the foregoing, this Section 5(b)(i) shall not restrict the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of the Lock-up Securities; provided that (i) such plan does not provide for the transfer of the Lock-up Securities during the Lock-Up Period and (ii) to the extent a public announcement, report or filing under the Exchange Act, if any, is required by or on behalf of such Selling Shareholder or the Company regarding the establishment of such plan, such announcement, report or filing shall include a statement to the effect that no transfer, sale or other disposition of Lock-Up Securities may be made under such plan during the Lock-Up Period. In addition, notwithstanding the foregoing, the Selling Shareholder may transfer any of the Lock-up Securities (x) to another corporation, partnership, limited liability company or other business entity that is an affiliate (as defined in Rule 405 under the Act) of the Selling Shareholder, or to any investment fund or other entity which fund or entity is controlled or managed by the Selling Shareholder or affiliates of the Selling Shareholder, or (y) as part of a distribution by the Selling Shareholder to its stockholders, partners, members or other equityholders or to the estate of any such stockholders, partners, members or other equityholders; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such share capital subject to the provisions of this Section 5(b)(i) during the Lock-Up Period and there shall be no further transfer of such share capital during the Lock-Up Period except in accordance with this Section 5(b)(i); provided further that it shall be a condition to such transfer that no public filing, report or announcement not otherwise required under applicable law shall be voluntarily made and if any filing under the equivalent of Section 16(a) of the Exchange Act in non-U.S. jurisdictions, or other public filing, report or announcement reporting a reduction in beneficial ownership of the Lock-up Securities in connection with such transfer or distribution shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto or otherwise the nature and conditions of such transfer. If the Representatives release any person who has entered into and is similarly restricted pursuant to, lock-up agreements imposing restrictions substantially similar to those restrictions contained herein (each such person, a “Holder,” and each such lock-up agreement, an “Additional Lock-Up Agreement”) from the restrictions contained in an Additional Lock-Up Agreement (each such Holder, a “Released Holder,” and each such release, a “Lock-Up Release”), the same percentage of the Shares or ADSs held by the Selling Shareholder (calculated as the number of Shares or ADSs benefitting from such release divided by the total number of Shares or ADSs held by the Released Holder) shall be immediately and fully released on the same terms from any remaining lockup restrictions set forth herein. Notwithstanding the foregoing, the provisions of this paragraph will not apply (1) if the release or waiver is effected solely to permit a transfer not involving a disposition for value, (2) if the transferee agrees in writing to be bound by the same terms described in such Additional Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of transfer, (3) if the total amount that is released or waived with respect to all Additional Lock-Up Agreements is in the aggregate less than or equal to 1% of the total number of outstanding ADSs or Shares or (4) if the release or waiver is granted due to circumstances of an emergency or hardship as determined by the Representatives in their sole judgment. The Representatives shall use commercially reasonable efforts to promptly notify the Selling Shareholder of each such release (provided that the failure to provide such notice shall not give rise to any claim or liability against the Representatives or the Underwriters). The Selling Shareholder also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar and the Depositary against the transfer of the Lock-up Securities except in compliance with the foregoing restrictions.

(ii) Prior to the First Time of Delivery, to deposit, or cause to be deposited on their behalf, Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Shares and delivered to the Underwriters at the First Time of Delivery;

(iii) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares and ADSs, it being understood that such Selling Shareholder makes no representation with respect to actions taken by the Company, the Depositary or the Underwriters;

(iv) To indemnify and hold each of the Underwriters harmless against any issuance, documentary, registration, stamp, value added, transfer or similar taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties imposed with respect to such taxes, duties, fees, levies or charges, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by the Selling Shareholder and the execution and delivery of this Agreement;

(v) To pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares and ADSs being sold by the Selling Shareholder;

(vi) The Selling Shareholder will deliver to the Representatives prior to or at the First Time of Delivery a properly completed and executed United States Internal Revenue Service Form W-9 or W-8, as appropriate, together with all required attachments to such form; and

(vii) Not to use, directly or knowingly indirectly, the proceeds of the offering of the Shares and ADSs hereunder by the Selling Shareholder (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of Anti-Corruption Laws, (ii) in any manner in violation of the Anti-Money Laundering Laws or (iii) as to any subsidiary, joint venture partner or other person or entity (x) to fund or facilitate any activities of or business with any person, or in any country, region or territory, that, at the time of such funding or facilitation, is the subject or the target of Sanctions or (y) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as an underwriter, advisor, investor or otherwise) of Sanctions; and

(viii) If at any time prior to the completion of the sale of the ADSs by the Underwriters, the Selling Shareholder becomes aware of a relationship between (i) the Selling Shareholder or any of its subsidiaries and (ii) any Anti-social Forces, to immediately inform the Underwriters of such fact and any details thereof, and if the Selling Shareholder becomes aware of any fact that would render the representations and warranties made in Section 1(b)(xiii) hereof untrue or incorrect, to also immediately notify the Underwriters.

6. (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares and ADSs that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; the Selling Shareholder represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares and ADSs that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares and ADSs that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule III hereto;

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic Road Show;

(c) The Company agrees that if at any time following the issuance or other distribution of an Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or Road Show any event occurred or occurs as a result of which such Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or Road Show would conflict with the information in the Registration Statement or the Prospectuses or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or other appropriate document which will correct such conflict, statement or omission; provided, however, that this paragraph shall not apply to any statements or omissions in an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the Underwriter Information;

(d) The Company represents and agrees that it (i) has not engaged in any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representatives with entities that are, or that the Company reasonably believes are, qualified institutional buyers (“QIBs”) as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Act and otherwise in compliance with the requirements of Rule 163B under the Act; (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications; and (iii) has not distributed, or authorized or approved any other person to distribute, any Written Testing-the- Waters Communication, other than those distributed with the prior consent of the Representatives that are listed on Schedule III(d) hereto; and the Company reconfirms that the Underwriters have been authorized to act on its behalf in engaging in Testing-the-Waters Communications by virtue of a writing substantially in the form agreed between the Company and the Representatives.

(e) Each Underwriter represents and agrees that any Testing-the-Waters Communications undertaken by it were with entities that such Underwriter reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Act.

7. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company and the Selling Shareholder covenant and agree with one another and with the several Underwriters that (a) the Company will pay or cause to be paid the following expenses incident to the performance of their obligations under this agreement: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, any Road Show and the Prospectuses and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares and ADSs; (iii) all expenses in connection with the qualification of the Shares and ADSs for offering and sale under the laws of the jurisdictions as provided in Section 5(a)(ii)) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the ADSs and all fees and expenses incident to listing the ADSs on Nasdaq Global Select Market; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the FINRA of the terms of the sale of the Shares and ADSs, provided that the aggregate amount payable by the Company pursuant to clause (v) shall not exceed $75,000; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; (viii) the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs; (ix) all expenses of the Company incurred in connection with any Road Show, including, without limitation, expenses associated with the preparation or dissemination of any electronic Road Show, expenses associated with the production of Road Show slides and graphics, fees and expenses of any consultants engaged in connection with the Road Show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants; provided, however, that subject to and following the completion of the offering of the Shares and ADSs as contemplated hereunder, Morgan Stanley & Co. LLC, on behalf of the Underwriters, shall reimburse the Company in an amount up to $1,500,000 to cover expenses incurred by the Company in connection with the production of any videos related to IPO marketing activities, including Road Show and product demo videos (the “IPO Video Expenses”); provided further that each of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Mizuho Securities USA LLC shall, severally and not jointly, reimburse Morgan Stanley & Co. LLC for the IPO Video Expenses in the manner as may be agreed among the Representatives; and (x) all other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section; and (b) the Selling Shareholder will pay or cause to be paid (i) the fees, disbursements and expenses of the Selling Shareholder’s counsel, and (ii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them (other than resales to the initial purchasers thereof pursuant to the Offering, if applicable, or as otherwise covered under Section 5(a)(xv) hereof), and any advertising expenses in connection with any offers they may make.

8. The obligations of the Underwriters hereunder, as to the Shares and ADSs to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Shareholder herein are, at and as of the applicable Time of Delivery, true and correct, the condition that the Company and the Selling Shareholder shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions (for purposes hereof, the applicable Time of Delivery with respect to any deliverable by the Selling Shareholder shall be the First Time of Delivery):

(a) The U.S. Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a)(i) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Act shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Pricing Prospectus, the U.S. Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; the Japanese Registration Statement shall have been filed with the KLFB in accordance with the Japanese Rules and Regulations; and all requests for additional information on the part of the Commission or KLFB, as the case may be, shall have been complied with to the Representatives’ reasonable satisfaction;

(b) Davis Polk & Wardwell LLP, U.S. counsel for the Underwriters, shall have furnished to the Representatives such written opinion and letter delivered on and dated such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Nagashima Ohno & Tsunematsu, Japanese counsel to the Underwriters, shall have furnished to the Representatives such written opinion and letter, delivered on and dated such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(d) Simpson Thacher & Bartlett LLP, U.S. counsel for the Company, shall have furnished to the Representatives such written opinion and letter, delivered on and dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(e) Mori Hamada & Matsumoto, Japanese counsel to the Company and the Selling Shareholder, shall have furnished to the Representatives such written opinion and letter, delivered on and dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(f) Latham & Watkins LLP, U.S. counsel for the Selling Shareholder, shall have furnished to the Representatives their written opinion, delivered on and dated the First Time of Delivery, in form and substance satisfactory to the Representatives;

(g) Emmet, Marvin & Martin, LLP, counsel for the Depositary, shall have furnished to the Representatives their written opinion, delivered on and dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(h) On the date of the U.S. Prospectus concurrently with the execution of this Agreement, at 9:30 a.m., New York City time, or on the date on which the first sale of ADSs is confirmed if such date is not the same as the date of this Agreement, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Deloitte Touche Tohmatsu LLC shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives;

(i) No Preliminary Prospectus, Issuer Free Writing Prospectus or any Prospectus or amendment or supplement to the Registration Statement, the Japanese Registration Statement, the Preliminary Prospectus or any Prospectus shall have been filed to which the Representatives shall have objected in writing;

(j) (i) Neither the Company nor any of its Principal Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court, governmental or regulatory action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the share capital, short or long-term debt of the Company or any of its subsidiaries, or any change or effect, or any development involving a prospective change or effect, in or affecting (x) the business, properties, general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole or (y) in the ability of the Company to perform its obligations under this Agreement, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the Representatives’ judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery at such Time of Delivery of the ADSs representing the Shares on the terms and in the manner contemplated in the Prospectuses;

(k) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Nasdaq Stock Market, the New York Stock Exchange or the Tokyo Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the Nasdaq Global Select Market; (iii) a general moratorium on commercial banking activities in New York or Japan declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States or Japan; (iv) the outbreak or escalation of hostilities or act of terrorism involving the United States or Japan or the declaration by the United States or Japan of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States or Japan or elsewhere, if the effect of any such event specified in clauses (i), (iv) or (v), in the Representatives’ sole judgment, makes it impracticable or inadvisable to proceed with the public offering or the delivery at such Time of Delivery of the ADSs representing the Shares on the terms and in the manner contemplated in the Prospectuses;

(l) The FINRA shall have confirmed in writing that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements;

(m) The ADSs to be sold by the Company and the Selling Shareholder at the applicable Time of Delivery shall have been duly listed on the Nasdaq Global Select Market, subject to official notice of issuance;

(n) The Depositary shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates satisfactory to the Representatives evidencing the deposit with it of the Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Company and the Selling Shareholder at the applicable Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement;

(o) Each party set forth in Annex II attached hereto shall have entered into a Lock-up Agreement in the form attached as Annex I hereto;

(p) The Company shall have complied with the provisions of Section 5(a)(iii) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

(q) On the date hereof concurrently with the execution of this Agreement and also at the applicable Time of Delivery, as the case may be, the Chief Financial Officer of the Company shall have furnished to the Representatives an officer’s certificate, dated the date of delivery thereof, in form and substance satisfactory to the Representatives, to the effect set forth in Annex III attached hereto;

(r) The Company and the Selling Shareholder shall have furnished or caused to be furnished to the Representatives at the applicable Time of Delivery certificates of an officer of the Company and a director of the Selling Shareholder satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Selling Shareholder, respectively, herein at and as of the applicable Time of Delivery, as to the performance by the Company and the Selling Shareholder of all of their respective obligations hereunder to be performed at or prior to the applicable Time of Delivery, and as to such other matters as the Representatives may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a), (j) and (q) of this Section 8 and as such other matters as the Representatives may reasonably request;

(s) There shall not be any litigation, proceedings, investigations, processes for administrative sanctions or other actions initiated or threatened by any Governmental Agency before any Governmental Agency, in each case with due authority, against or involving any party hereto, in Japan or elsewhere, that seeks to declare non-compliance, unlawful or illegal, under Japanese laws, rules and regulations, the issuance and sales of the Shares and ADSs, the listing and trading of the ADSs on the Nasdaq Global Select Market or the transactions contemplated by this Agreement and the Deposit Agreement; and

9. (a) The Company will indemnify and hold harmless each Underwriter, from and against any and all losses, claims, damages or liabilities, joint or several, or actions in respect thereof, that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Japanese Registration Statement, the Pricing Disclosure Package or the Prospectuses, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, any Testing-the-Waters Communication or any Road Show, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the U.S. Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any Testing-the-Waters Communication, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in paragraph (c) below.

(b) The Selling Shareholder will indemnify and hold harmless each Underwriter, from and against any and all losses, claims, damages or liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Japanese Registration Statement, the Pricing Disclosure Package or the Prospectuses, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, any Testing-the-Waters Communication or any Road Show, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred, in each case, only to the extent such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with the Selling Shareholder Information; provided that the aggregate liability under this paragraph and in Section 9(e) of the Selling Shareholder shall not exceed an amount equal to the net proceeds (after deducting underwriting commissions and discounts but before deducting expenses) received by the Selling Shareholder from the sale of ADSs sold by it under this Agreement (with respect to the Selling Shareholder, the “Selling Shareholder Proceeds”).

(c) Each Underwriter severally and not jointly will indemnify and hold harmless the Company and the Selling Shareholder, from and against any and all losses, claims, damages or liabilities to which the Company or the Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) that arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the U.S. Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the U.S. Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information (as defined below); and will reimburse the Company and the Selling Shareholder for any legal or other expenses reasonably incurred by the Company or the Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an Underwriter, “Underwriter Information” shall mean the written information furnished to the Company by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the U.S. Prospectus furnished on behalf of each Underwriter: (i) the names of the Underwriters appearing on the front and back cover pages of the U.S. Prospectus, (ii) the names of the Underwriters set forth in the table of Underwriters in the first paragraph of text under the caption “Underwriting” (the “Underwriter Information”); and will reimburse the Company and the Selling Shareholder for any legal or other expenses reasonably incurred by the Company and the Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred.

(d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) of this Section 9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company or the Selling Shareholder, as applicable, on the one hand and the Underwriters on the other from the offering of the Shares and ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder, on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company or the Selling Shareholder, as applicable, on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of ADSs contemplated hereby, including, for the avoidance of doubt, the Japanese POWL (after deducting underwriting discounts and commissions but before deducting expenses) received by the Company or the Selling Shareholder, as applicable, bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the U.S. Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder, as applicable, on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the foregoing provisions, the liability of the Selling Shareholder under the contribution agreement contained in this paragraph and the indemnity agreement contained in Section 9(e) shall be limited in the aggregate to an amount equal to the Selling Shareholder Proceeds of the Selling Shareholder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

(f) The obligations of the Company and the Selling Shareholder under this Section 9 shall be in addition to any liability which the Company and the Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act and each affiliate and selling agent (including Mizuho Securities Co., Ltd. and PayPay Securities Corporation in their capacities as selling agents in the Japanese POWL) of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and the Selling Shareholder and to each person, if any, who controls the Company or the Selling Shareholder within the meaning of the Act. The Company and Selling Shareholder agree and confirm that references to “each affiliate” of Morgan Stanley & Co. LLC that appear in this Agreement shall be understood to include Mitsubishi UFJ Morgan Stanley Securities Co., Ltd., Morgan Stanley MUFG Securities Co., Ltd. and their respective affiliates.

10. (a) If any Underwriter shall default in its obligation to purchase the ADSs which it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in their discretion arrange for the Representatives or another party or other parties to purchase such ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such ADSs, then the Company and the Selling Shareholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company and the Selling Shareholder that the Representatives have so arranged for the purchase of such ADSs, or the Company or the Selling Shareholder notifies the Representatives that it has so arranged for the purchase of such ADSs, the Representatives or the Company or the Selling Shareholder shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the U.S. Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the U.S. Prospectus which in the Representatives’ opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such ADSs.

(b) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by the Representatives and the Company and the Selling Shareholder as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all the ADSs to be purchased at such Time of Delivery, then the Company and the Selling Shareholder shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by the Representatives and the Company and the Selling Shareholder as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all ADSs to be purchased at such Time of Delivery, or if the Company and the Selling Shareholder shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional ADSs shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholder, except for the expenses to be borne by the Company, the Selling Shareholder and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company, the Selling Shareholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any director, officer, employee, affiliate or controlling person of any Underwriter, or the Company, or the Selling Shareholder or any officer or director or controlling person of the Company, or any controlling person of the Selling Shareholder, and shall survive delivery of and payment for the ADSs.

12. If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Shareholder shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, any ADSs are not delivered by or on behalf of the Company and the Selling Shareholder as provided herein, or the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company will, promptly (and, in any event, not later than 30 days), reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares or the ADSs not so delivered, but the Company and the Selling Shareholder shall then be under no further liability to any Underwriter in respect of the Shares or the ADSs not so delivered except as provided in Sections 7 and 9 hereof.

13. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives; and in all dealings with the Selling Shareholder hereunder, the Representatives and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Selling Shareholder made or given by any or all of the Attorneys-in-Fact for the Selling Shareholder.

In accordance with the requirements of the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Shareholder, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives c/o Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Registration Department; J.P. Morgan Securities LLC, 270 Park Avenue, New York, New York 10017, Attention: Equity Syndicate Desk, Fax No.: (212) 622-8358; Mizuho Securities USA LLC, 1271 Avenue of the Americas, New York, New York 10020, Attention: Equity Capital Markets, Email: legalnotices@mizuhogroup.com; and Morgan Stanley & Co. LLC, 1585 Broadway, 29th Floor, New York, New York 10036, Attention: Investment Banking Division, Fax No.: (212) 507-8999; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Financial Officer; provided, however, that any notice to an Underwriter pursuant to Section 9(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Shareholder by the Representatives upon request; provided, however, that notices under Section 5(a)(v) hereof shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives c/o Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Registration Department; J.P. Morgan Securities LLC, 270 Park Avenue, New York, New York 10017, Attention: Equity Syndicate Desk, Fax No.: (212) 622-8358; Mizuho Securities USA LLC, 1271 Avenue of the Americas, New York, New York 10020, Attention: Equity Capital Markets, Email: legalnotices@mizuhogroup.com; and Morgan Stanley & Co. LLC, 1585 Broadway, 29th Floor, New York, New York 10036, Attention: Investment Banking Division, Fax No.: (212) 507-8999. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholder and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, the Selling Shareholder or any Underwriter, or any director, officer, employee, or affiliate of any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company or the Selling Shareholder brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court located in the Borough of Manhattan, The City of New York, New York (each, a “New York Court”), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed Cogency Global Inc. as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent of the Company and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

16. All payments to be made by the Company and the Selling Shareholder to the Underwriters under this Agreement shall be made without set-off or counterclaim, and free and clear of, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature and all interest, penalties or similar liabilities with respect thereto, imposed by Japan or any jurisdiction in which the Company or the Selling Shareholder is tax-resident or by any department, agency or other political subdivision or taxing authority thereof or therein (“Taxes”), unless such Taxes are required by law. If any Taxes are required by law to be deducted or withheld in connection with any such payment, the Company or the Selling Shareholder, as applicable, shall pay such additional amounts as may be necessary such that the net amounts received by the Underwriters after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made, except that no additional amounts shall be payable in respect of (a) any income, capital gains, franchise or similar taxes that would not have been imposed but for a present or former connection between the recipient of such payment and the applicable taxing jurisdiction other than a connection arising solely from such recipient having executed, delivered or performed its obligations, or received a payment, under this Agreement or (b) any Taxes that would not have been imposed but for the failure of such recipient to comply, upon request by the Company or the Selling Shareholder, as applicable, with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the applicable taxing jurisdiction of such recipient if such compliance is required or imposed by law as a precondition to an exemption from, or reduction in, such Taxes. If applicable, and upon reasonable request, the Company or the Selling Shareholder, as applicable, shall provide to the Representatives evidence of such payment of Taxes made to the relevant governmental authority within thirty (30) days thereof and shall also provide to the Representatives the original or certified copy of any official tax receipt or other similar documentation issued by the appropriate governmental authorities with respect to such payment; provided that no such additional amounts shall be payable by the Selling Shareholder with respect to any Taxes imposed by the United States (or any jurisdiction thereof or therein) if the Selling Shareholder has provided the Representatives with a United States Internal Revenue Service Form W-9 certifying that the Selling Shareholder is a “U.S. person” for U.S. federal tax purposes.

17. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “judgment currency”) other than United States dollars, the Company or the Selling Shareholder, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholder and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

18. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

19. (a) Each of the Company and the Selling Shareholder acknowledges and agrees that (i) the purchase and sale of the Shares and ADSs pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Shareholder, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or the Selling Shareholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Shareholder on other matters) or any other obligation to the Company or the Selling Shareholder except the obligations expressly set forth in this Agreement, (iv) each of the Company and the Selling Shareholder has consulted its own legal and financial advisors to the extent it deemed appropriate and (v) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. Each of the Company and the Selling Shareholder agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Selling Shareholder, in connection with such transaction or the process leading thereto.

(b) The Company and the Selling Shareholder waive to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares and ADSs.

(c) The Selling Shareholder further acknowledges and agrees that, although the Underwriters may provide the Selling Shareholder with certain Regulation Best Interest and Form CRS disclosures or other related documentation in connection with the offering, the Underwriters are not making a recommendation to the Selling Shareholder to participate in the offering or sell any Shares or ADSs at the purchase price set forth in Section 2 herein, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

20. This Agreement constitutes the entire agreement among the parties and supersedes all prior agreements and understandings (whether written or oral) among the Company, the Selling Shareholder and the Underwriters, or any of them, with respect to the subject matter hereof.

21. This Agreement and any transaction contemplated by this Agreement and any claim, controversy or dispute arising under or related thereto shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would result in the application of any other law than the laws of the State of New York.

22. To the extent that the Company or the Selling Shareholder has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) Japan, or any political subdivision thereof, (ii) the United States or the State of New York, (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, each of the Company and the Selling Shareholder hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

23. Each of the Company, the Selling Shareholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

24. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

25.  Notwithstanding anything herein to the contrary, the Company and the Selling Shareholder are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Shareholder relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

26. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 26, the terms which follow shall have the meanings indicated:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing is in accordance with the Representatives’ understanding, please sign and return to us a counterpart hereof, and upon the acceptance hereof by the Representatives, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Shareholder. It is understood that the Representatives’ acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters.

Very truly yours,

PayPay Corporation

By:
Name:
Title:

SVF II Piranha (DE) LLC

By:
Name:
Title:

Accepted as of the date hereof:

Goldman Sachs & Co. LLC

By:
Name:
Title:

J.P. Morgan Securities LLC

By:
Name:
Title:

Mizuho Securities USA LLC

By:
Name:
Title:

Morgan Stanley & Co. LLC

By:
Name:
Title:

On behalf of themselves and each the other Underwriters

SCHEDULE I

Underwriter	Total Number of Firm ADSs to be Purchased	Number of Optional ADSs to be Purchased if Maximum Option Exercised
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC
Mizuho Securities USA LLC
Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.
Jefferies LLC
BofA Securities, Inc.
SG Americas Securities, LLC
Nomura Securities International, Inc.
Cantor Fitzgerald & Co.
Credit Agricole Securities (USA) Inc.
Daiwa Capital Markets America Inc.
Deutsche Bank Securities Inc.
Natixis Securities Americas LLC
SMBC Nikko Securities America, Inc.
WR Securities, LLC
ING Financial Markets LLC
Barclays Capital Inc.
Intesa Sanpaolo IMI Securities Corp.
Santander US Capital Markets LLC

Total

SCHEDULE II

	Total Number of Firm ADSs to be Sold	Number of Optional ADSs to be Sold if Maximum Option Exercised
The Company
SVF II Piranha (DE) LLC		—

Total

SCHEDULE III

(a).	Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

Electronic Roadshow dated [ ], 2026

(b).	Materials and information other than the Pricing Prospectus that comprise the Pricing Disclosure Package:

The initial public offering price per ADS is US$ per ADS

The number of ADSs purchased by the Underwriters is [ ]

Issuer Free Writing Prospectus: The Free Writing Prospectus filed by the Company with the Commission on [ ], 2026

(c).	Written Testing-the-Waters Communications:

Investors Presentation dated [ ], 202[ ]

ANNEX I

Form of Lock-up Agreement

[ ], 2026

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

Mizuho Securities USA LLC

Morgan Stanley & Co. LLC

As representatives of the several Underwriters

 named in Schedule I to the Underwriting Agreement

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

c/o J.P. Morgan Securities LLC

270 Park Avenue

New York, New York 10017

c/o Mizuho Securities USA LLC

1271 Avenue of the Americas

New York, New York 10020

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Re: PayPay Corporation - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with PayPay Corporation, a joint stock corporation incorporated under the laws of Japan (the “Company”), and the selling stockholders named in Schedule II to the Underwriting Agreement, providing for the initial public offering (the “Offering”) of American Depositary Shares (the “ADSs”) representing shares of common stock of the Company (the “Shares”), pursuant to a Registration Statement on Form F-1 filed with the U.S. Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the ADSs, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this agreement (the “Lock-Up Agreement”) and continuing to and including the date 180 days after the date set forth on the final prospectus used to sell the ADSs (the “Lock-Up Period”), the undersigned will not, and will not publicly disclose an intention to, and will not cause any direct or indirect affiliate to, offer, sell, contract to sell, pledge, grant any option or contract to purchase, purchase any option or contract to sell, make any short sale, loan, hedge or otherwise transfer or dispose of, directly or indirectly, any ADSs or Shares or any securities of the Company that are substantially similar to the ADSs or Shares, or any options or warrants to purchase any ADSs or Shares, or any securities convertible into, exchangeable for or that represent the right to receive ADSs or Shares or any securities of the Company that are substantially similar to the ADSs or Shares, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the ADSs or Shares or any securities of the Company that are substantially similar to the ADSs or Shares, whether any such aforementioned transaction or arrangement is to be settled by delivery of the ADSs or Shares or such other securities, in cash or otherwise, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership (as used in this Lock-Up Agreement, the term “beneficial ownership” and similar terms shall have the meaning given to them within the rules and regulations of the SEC) (collectively the “Undersigned’s Shares”). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such ADSs or Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such ADSs or Shares. For the avoidance of doubt, to the extent that the undersigned has demand, piggyback and/or other registration rights in respect of any of the Undersigned’s Shares, nothing in this Lock-Up Agreement will prohibit the undersigned from exercising such demand, piggyback and/or other registration rights and/or undertaking (or obtaining that any other party undertake) preparations related thereto, including any confidential submission of a registration statement with the SEC during the Lock-Up Period). For the avoidance of doubt, nothing contained herein will be construed to prohibit the undersigned from causing any of its direct or indirect affiliates to take any action permitted under (including by way of waiver) any lock-up letter such affiliate has delivered to the Representatives with sole regard to ADSs or Shares beneficially owned by such affiliate.

2

[If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.]1[The undersigned represents and warrants that a single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.]2 The undersigned further confirms that it has furnished the Representatives with the details of any transaction the undersigned, or any of its affiliates, is a party to as of the date hereof, which transaction would have been restricted by this Lock-Up Agreement if it had been entered into by the undersigned during the Lock-Up Period.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares:

(i)	as one or more bona fide gifts or charitable contributions, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein;

(ii)

to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

(iii)

pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the ADSs or Shares involving a prospective change of control of the Company (for purposes of this Lock-up Agreement, “change of control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of the ADSs or Shares if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity)); provided, however, that in the event that such tender offer, merger, consolidation or other such transaction is not completed, such securities held by the undersigned shall remain subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(iv)

if the undersigned is not an officer or director of the Company, as part of or in connection with any open market transactions relating to the ADSs or Shares acquired by the undersigned from time to time after completion of the Offering;

(v)

as any deposit of Shares with the Depositary (as defined in the Underwriting Agreement), in exchange for the issuance of the ADSs representing Shares so deposited, provided that the ADSs shall remain subject to the restrictions contained in this Lock-up Agreement;

[1]	To be included only in SoftBank Corp. lock-up
[2]	To be included only in B Holdings Corporation and LY Corporation lock-up.

3

(vi)	to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (iii) and (v) above; and

(vii)	with the prior written consent of the Representatives on behalf of the Underwriters;

provided that (A) in the case of any transfer or distribution pursuant to clause (i) and (ii) above, such transfer shall not involve a disposition for value and each donee, devisee, transferee or distributee shall execute and deliver to the Representatives a lock-up letter in the form of this Lock-Up Agreement, and (B) in the case of any transfer or distribution pursuant to clause (i), (ii) and (iv) above, no filing by any party (donor, donee, devisee, transferor, transferee, distributer or distributee) under the Exchange Act, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Lock-Up Period referred to above).

Notwithstanding the foregoing, this Lock-Up Agreement shall not restrict the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Undersigned’s Shares, provided that (A) such plan does not provide for the transfer of Undersigned’s Shares during the Lock-Up Period and (B) to the extent a public filing or announcement is required of or voluntarily made by or on behalf of the undersigned or by the Company regarding the establishment of such plan, such filing or announcement shall include a statement to the effect that no transfer of the Undersigned’s Shares may be made under such plan during the Lock-up Period.

In addition, notwithstanding the foregoing, if the undersigned is a corporation, partnership, limited liability company or other business entity, the undersigned may transfer any of the Undersigned’s Shares (A) to another corporation, partnership, limited liability company or other business entity that is an affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the undersigned, or to any investment fund or other entity which fund or entity is controlled or managed by the undersigned or affiliates of the undersigned, or (B) as part of a distribution by the undersigned to its stockholders, partners, members or other equityholders or to the estate of any such stockholders, partners, members or other equityholders; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such share capital subject to the provisions of this Lock-Up Agreement and there shall be no further transfer of such share capital except in accordance with this Lock-Up Agreement, and provided further that (1) any such transfer shall not involve a disposition for value and (2) it shall be a condition to such transfer that no public filing, report or announcement not otherwise required under applicable law shall be voluntarily made and if any filing under the equivalent of Section 16(a) of the Exchange Act in non-U.S. jurisdictions, or other public filing, report or announcement reporting a change in beneficial ownership of the Company’s Shares in connection with such transfer or distribution shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto or otherwise the nature and conditions of such transfer. The undersigned now has, and, except in the case of permitted transfers as contemplated above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar and the depositary for the ADSs against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

4

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

If the Representatives release any person who has entered into and is similarly restricted pursuant to, lock-up agreements imposing restrictions substantially similar to those restrictions contained herein (each such person, a “Holder,” and each such lock-up agreement, an “Additional Lock-Up Agreement”) from the restrictions contained in an Additional Lock-Up Agreement (each such Holder, a “Released Holder,” and each such release, a “Lock-Up Release”), the same percentage of the Shares or ADSs held by the undersigned (calculated as the number of Shares or ADSs benefitting from such release divided by the total number of Shares or ADSs held by the Released Holder) shall be immediately and fully released on the same terms from any remaining lockup restrictions set forth herein. Notwithstanding the foregoing, the provisions of this paragraph will not apply (1) if the release or waiver is effected solely to permit a transfer not involving a disposition for value, (2) if the transferee agrees in writing to be bound by the same terms described in such Additional Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of transfer, (3) if the total amount that is released or waived with respect to all Additional Lock-Up Agreements is in the aggregate less than or equal to 1% of the total number of outstanding ADSs or Shares or (4) if the release or waiver is granted due to circumstances of an emergency or hardship as determined by the Representatives in their sole judgment. The Representatives shall use commercially reasonable efforts to promptly notify the undersigned of each such release (provided that the failure to provide such notice shall not give rise to any claim or liability against the Representatives or the Underwriters).

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Offering of the ADSs or Shares and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representatives may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Offering, the Representatives and the other Underwriters are not making a recommendation to you to participate in the Offering, enter into this Lock-Up Agreement, or sell any ADSs or Shares at the price determined in the Offering, and nothing set forth in such disclosures is intended to suggest that the Representatives or any Underwriter is making such a recommendation.

5

This Lock-Up Agreement shall automatically terminate, and the undersigned will be released from all obligations hereunder, upon the earliest to occur, if any, of (a) the date on which the Company, or the Representatives on behalf of the Underwriters, advises the other party in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering, (b) termination of the Underwriting Agreement before the closing of the Offering, (c) the date of the withdrawal of the registration statement filed with the SEC relating to the Offering or (d) [ ], 2026, in the event that the Underwriting Agreement has not been executed by such date.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns. This Lock-up Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

This Lock-Up Agreement and any transaction contemplated by this Lock-Up Agreement and any claim, controversy or dispute arising under or related thereto shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of page intentionally left blank.]

6

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title

Annex-I

ANNEX II

Parties to Execute Lock-Up Agreement

SoftBank Corp.

B Holdings Corporation

LY Corporation

Annex-II

ANNEX III

CFO Certificate and Bring-Down CFO Certificate

[Intentionally omitted]

Annex-III